LVIP SSgA Global Tactical Allocation RPM Fund Supplement Dated October 31, 2014 to the Prospectus and the Statement of Additional Information (dated May 1, 2014)

This Supplement updates certain information in the Fund’s Prospectus and Statement of Additional Information. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Prospectus and Statement of Additional Information for LVIP SSgA Global Tactical Allocation RPM Fund (the “Fund”):

Effective October 20, 2014, all references to Christopher Goolgasian are removed.

Effective October 20, 2014, Michael Martel has been appointed co-portfolio manager of the Fund.

The following replaces similar text under “SSgA Portfolio Managers” under the heading “Investment Adviser and Sub-Adviser” in the Fund’s prospectus:

SSgA Portfolio Managers	Company Title	Experience w/Fund
Daniel Farley	Senior Managing Director and Chief Investment Officer for SSgA’s Investment Solutions Group (ISG)	Since August 2010

Timothy Furbush	Vice President and Senior Portfolio Manager	Since May 2013

Michael Martel	Vice President and Senior Portfolio Manager	Since October 2014

The following replaces the first sentence under “SSgA Portfolio Managers” in the Fund’s prospectus:

The Fund’s sub-advised assets are managed by SSgA FM’s Investment Solutions Group. Daniel Farley, Timothy Furbush, and Michael Martel have primary responsibility for the day-to-day portfolio management of the Fund’s sub-advised assets.

The following biographical information is added to the Fund’s prospectus under “SSgA Portfolio Managers”:

Michael Martel, is a Vice President of SSgA FM and the Head of Portfolio Management in the Americas within SSgA’s ISG. With SSgA since 1994 and the ISG since 1998, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure Management Team. Mr. Martel holds a B.A. in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.